UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2014

Westar Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Kansas	1-3523	48-0290150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue Topeka, Kansas		66612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (785) 575-6300

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-11 under the Exchange Act (17 CFR 240.14a-11)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Issuance of $180 million of First Mortgage Bonds

On May 19, 2014, we expect to settle the issuance and sale of $180,000,000 in aggregate principal amount of our First Mortgage Bonds, 4.10% Series due 2043 (the “Bonds”), pursuant to an underwriting agreement dated May 12, 2014 with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc. as representatives of the several underwriters listed therein, which is filed as Exhibit 1.1 hereto. The Bonds will be a further issuance of, and are fungible with, the $250,000,000 aggregate principal amount of our First Mortgage Bonds, 4.10% Series due 2043 that we issued on March 28, 2013 (the “existing bonds”) and will form a single series with the existing bonds. The Bonds will have terms identical to the existing bonds, other than issue date and offering price, and will have the same CUSIP number as and vote together with the existing bonds immediately upon issuance. The Bonds are issued and secured by the Mortgage and Deed of Trust, dated as of July 1, 1939, between us and the Bank of New York Mellon Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as trustee (the “Mortgage”), as amended and supplemented by forty-four indentures supplemental thereto, in addition to the Forty-Second Supplemental (Reopening) Indenture (together, the “Supplemental Indentures” and, together with the Mortgage, the “Amended Mortgage”).

We will pay interest on the Bonds on April 1 and October 1 of each year, beginning on October 1, 2014. Interest on the Bonds accrues from and including April 1, 2014 at a rate of 4.10% per year. The Bonds will mature on April 1, 2043. Prior to October 1, 2042, we may redeem the Bonds, in whole at any time, or in part from time to time, at a redemption price equal to the greater of: (a) 100% of the principal amount redeemed, plus accrued and unpaid interest on those Bonds to the redemption date, or (b) as determined by the quotation agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis at the adjusted treasury rate plus 15 basis points, plus accrued and unpaid interest on those Bonds to the redemption date. On or after October 1, 2042, we may redeem the Bonds, in whole at any time, or in part from time to time, at a redemption price equal to 100% of the principal amount redeemed, plus accrued and unpaid interest on those Bonds to the redemption date. The Bonds will be secured equally with all other bonds outstanding or hereafter issued under the Mortgage. The Bonds will be issued in minimum denominations of $2,000 and in multiples of $1,000 in excess thereof.

The Bonds are being offered pursuant to a registration statement on Form S-3 (File No. 333-187398) previously filed with the Securities and Exchange Commission on March 20, 2013. The foregoing description of the Bonds and the Amended Mortgage is qualified by reference to the full text of the Amended Mortgage, which is filed as Exhibit 4(a) and Exhibit 4(b) to our Registration Statement No. 33-21739, Exhibit 4(o), Exhibit 4(p) and Exhibit 4(q) to our Annual Report on Form 10-K for the year ended December 1, 1992, Exhibit 4(r) to our Registration Statement No. 33-50069, Exhibit 4(s) to our Annual Report on Form 10-K for the year ended December 31, 1994, Exhibit 4(v) to our Annual Report on Form 10-K for the year ended December 31, 2000, Exhibit 4.1 to our Quarterly Report on Form 10-Q for the period ended March 31, 2002, Exhibits 4.1, 4.2 and 4.3 to our Current Report on Form 8-K filed on January 18, 2005, Exhibit 4.1 to our Current Report on Form 8-K filed on June 30, 2005, Exhibit 4.16 to our Current Report on Form 8-K filed on May 16, 2007, Exhibit 4.1 to our Current Report on Form 8-K filed on November 24, 2008, Exhibit 4.1 to our Current Report on Form 8-K filed on February 28, 2012, Exhibit 4.1 to our Current Report on Form 8-K filed on May 16, 2012, Exhibit 4.1 to our Current Report on Form 8-K filed on March 22, 2013 and Exhibit 4.1 to our Current Report on Form 8-K filed on August 12, 2013, all of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1*	Underwriting Agreement, dated as of May 12, 2014, among Westar Energy, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc.

4.1	Form of Forty-Third Supplemental Indenture, dated as of March 28, 2013, by and between Westar Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to Harris Trust and Savings Bank (incorporated by reference to Exhibit 4.1 of Westar Energy, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2013)

5.1*	Opinion of Larry D. Irick regarding the legality of the First Mortgage Bonds

23.1*	Consent of Larry D. Irick (contained in Exhibit 5.1)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date: May 13, 2014	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1*	Underwriting Agreement, dated as of May 12, 2014, among Westar Energy, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bancorp Investments, Inc.

4.1	Form of Forty-Third Supplemental Indenture, dated as of March 28, 2013, by and between Westar Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as successor to Harris Trust and Savings Bank (incorporated by reference to Exhibit 4.1 of Westar Energy, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2013)

5.1*	Opinion of Larry D. Irick regarding the legality of the First Mortgage Bonds

23.1*	Consent of Larry D. Irick (contained in Exhibit 5.1)

*	Filed herewith

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